Pending Acquisition of LipoSonix October 5, 2011 Exhibit 99.1

Forward Looking Statements
This presentation contains forward-looking statements within the meaning of the U.S. Private Securities Litigation
Reform Act of 1995.  Examples of such forward-looking statements include, but are not limited to, anticipated timing of U.S. Food and Drug Administration and European Union clearance of the second generation of the
LIPOSONIX system, projected likelihood and amount of contingent payments and anticipated cost savings, synergies and other opportunities. Forward-looking statements are based on management's current expectations and are subject to risks and uncertainties, which may cause actual results to differ materially from the statements contained herein. Factors that might cause such a difference include the risk that sales of the LIPOSONIX product line do not grow (or grow less than anticipated), risks arising in connection with the achievement of applicable regulatory clearances and risks relating to timing and successful completion of technology and product development.  Further information on potential risk factors that could affect Solta Medical’s business and its financial results are detailed in its Form 10-K as effective March 16, 2011 and other reports as filed from time to time with the Securities and Exchange Commission.  Undue reliance should not be placed on forward-looking statements, which speak only as of the date they are made. Solta Medical undertakes no obligation to update publicly any forward-looking statements to reflect new information, events or circumstances after the date they were made, or to reflect the occurrence of unanticipated events. Management has provided non-GAAP gross profit, non-GAAP operating income (loss), non-GAAP EBITDA, non-GAAP net income (loss) and non-GAAP earnings (loss) per share measures that exclude the impact of purchase price related adjustments, severance costs, and stock-based compensation expenses, all net of income taxes. The Company believes that these non-
GAAP financial measures provide investors with insight into what is used by management to conduct a more meaningful and consistent comparison of the Company's ongoing operating results and trends, compared with historical results. A reconciliation of the differences between the non-GAAP financial measures and the most comparable financial measures presented in accordance with GAAP can be found in the Investor Relations section of the Company’s website (www.solta.com).

LipoSonix Meets Key Acquisition Criteria
• GAAP/Non-GAAP EPS accretive within a year
• Gross margin > 60%
• Strong recurring revenue component to business model
• Same call point
• Unique innovative technology
Key Acquisition Criteria

Initial Consideration $15,000,000 • Cash payment
FDA Clearance of Gen 2
LipoSonix product
$20,000,000
• Payment due upon Gen 2 FDA clearance, assumed end of Q1 2012
• Payment reduced if Gen 2 FDA clearance comes after April 2012
Additional Annual
Contingent Payments
1
Contingent
2
• 100% of the incremental increase in year-over-year net sales of transducers related to the LipoSonix product
• 100% of the incremental increase in year-over-year gross profit on
LipoSonix product systems
Duration of Contingent
Payments
• Seven years from U.S. commercialization
LipoSonix Transaction Analysis
(1)  An additional contingent payment of $30 million will be required to be made by Solta following the first year in which net sales/gross profits of LipoSonix products exceed $300 million.
(2)  75% of the Incremental year-over-year net sales and gross profits will be paid to LipoSonix shareholders under the LipoSonix Agreement and under certain circumstances would be payable to Medicis, and 25% of the Incremental year-over-year net sales and gross profits will be paid to Medicis under the Medicis Agreement.  The definition of
LipoSonix product differs between the two agreements.  In addition to all products covered in the LipoSonix Agreement, the Medicis Agreement’s definition includes all products that apply HIFU and incorporate LipoSonix technology.

LipoSonix Transaction Analysis (cont.)
• In year 1, the contingent payment will represent a significant percentage of total sales
• In year 2, the contingent payment as a percentage of total sales will likely fall substantially
• By year 7, the contingent payment as a percentage of total sales will likely look more like a royalty payment
• Based on our estimates, the aggregate consideration paid will likely range between 1.5x to 1.0x revenues. The revenue
multiple will approach 1.0x, the better the LipoSonix acquisition performs.

Investment Highlights
• Targeting aesthetic and permanent reduction in fat tissue (body contouring), next key market opportunity in aesthetics
• Clinically proven results supported by scientific fundamentals
• Proprietary High-Intensity Focused Ultrasound (“HIFU”) technology with over 15 issued patents and 27 pending applications in the U.S. and 168 issued or pending patents internationally
• Anticipate launch of second generation technology in Q4:2011 internationally and early 2012 in the U.S.
• Compelling physician economics that draw new entrants
• Attractive recurring revenue and high margin business model
• Strong opportunities for growth in expanding markets and new indications

Compelling Transaction Rationale
Strategic Rationale Financial Rationale
• Targets the same customer base
• Large, new, growing market opportunity
• Adds another highly differentiated
technology to the Solta platform
• Highly complementary consumables
business model
• Projected gross margins of over 60%
• GAAP/Non-GAAP EPS accretive within 12
months
• Opportunity to leverage Solta’s sales,
marketing and corporate infrastructure
Growth Opportunities
• Large, new aesthetic body contouring market creates short, medium and long-term growth opportunity for Solta
• Opportunity to utilize Solta’s premier distribution platform in the U.S. and internationally
• LipoSonix to benefit from Solta’s unique brand building marketing organization
• Ability to enhance Solta’s pipeline of innovative and differentiated products

Aesthetic and Permanent Reduction in Fat Tissue (Body Contouring):
The Next Growth Driver in Aesthetics
• Aesthetic body contouring device market is the next key device market in aesthetics and has a projected CAGR of 17.7%
3
• Access to physicians increasing due to penetration into medical spas and non-core physician markets
• Over 215,000 liposuction and tummy tucks performed in 2010
4
• Aesthetic body contouring devices may add the ‘finishing touches’ to any weight loss bid
(3)  iData Research Aesthetic Laser and Light Therapy 2010 Market Report, CAGR from 2010 – 2014
(4)  American Society of Plastic Surgeons

LipoSonix: New Solution for Fat
Superficial Devices
Noninvasive
Limited to the skin
Require repeat
procedures
Limited body contouring
effects
Minimal discomfort
No downtime
Moderate patient cost
Performed by broad
group of health
practitioners
Surgery/Liposuction
Invasive
Surgery-related risks
Lumpy, asymmetric
results possible
Long recovery period
Long procedures
Can be painful
Downtime
High patient cost
Performed by surgeons
Noninvasive
Effectively destroys targeted fat
tissues
Consistent results across
treatment area
Single, less than one hour
procedure
Little to no downtime
Performed by broad group of
health practitioners

LipoSonix Anticipated Regulatory Clearance Milestones
Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012
Gen 1 FDA Clearance (cleared)
Gen 2 FDA Clearance (targeting Q1 2012)
Gen 2 EU Clearance (targeting Q4 2011)
Gen 2 Rest of World Clearance (targeting beginning in Q4 2011 through 2012)
FDA
Outside the United States

LipoSonix Gen2 Device
• 2.7x larger treatment area - speeds treatment time
• Improved ergonomics and ease of use
• Lighter handheld transducer system (no reticulating arm)
• Touch screen interface
• Smaller footprint in the physician’s office
• Improved serviceability

HUMAN ABDOMINOPLASTY TISSUE AFTER TREATMENT
1 cm
1 cm

Anatomical Depths
Epidermis ~0.04 mm
Dermis range ~2.5–3.0 mm
Subcutaneous adipose tissue
Normalized power
1-00%
10 mm
20 mm
~1 cm
Low power density (W/cm²) leaves skin unharmed
High power density (W/cm²) destroys targeted fat
LipoSonix System

Proficient and Permanent Reduction in Fat Tissue
• Patented HIFU technology creates permanent destruction of targeted fat tissue
• Treats at a depth of 11-16 millimeters, destroying the targeted adipose tissue without damaging tissue outside of the intended focal zone
• The normal healing process transports lipids and debris away from the treated site within 8 to 12 weeks

Successful Clinical Studies
• In clinical trials conducted, subjects, on average, achieved a 2.5 cm waist circumference reduction, with results typically seen in 8 to 12 weeks
• Single blind study evaluated across a diverse setting produced significant results
• Superior to sham control in reducing waist circumference – 1 cm greater waist reduction
• Mean reduction was equivalent to one dress or pant size
• No serious adverse or unanticipated adverse device events
• 24 week post treatment study – any reported pain was mostly mild, short-lived in duration and resolved without incident
• Clinical trial results published in July, 2011 by the American Society for Aesthetic Plastic
Surgery in Plastic and Reconstructive Surgery